SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                  June 30, 1998

                    STRUCTURED ASSET MORTGAGE INVESMENTS INC.
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

              Structured Asset Mortgage Invesments Inc. (as Seller
                      under a Pooling Agreement dated as of
                  March 1, 1998, as amended by Amendment No. 1
            dated as of June 30, 1998, providing for the issuance of
                    Structured Asset Mortgage Invesments Inc.
                    Pass-Through Certificates, Series 1998-2)

   Delaware                           333-13617                13-3633241
   --------                           ---------                ----------
(State or other                      (Commission              (IRS Employer
jurisdiction of                     File Number)           Identification No.)
incorporation)

                    245 Park Avenue, New York, New York 10167
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000
                                                           --------------

                                 Not Applicable
              -----------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

                  Exhibit No.

                  1.2 Supplement dated as of June 30, 1998 to Terms Agreement dated as of March 26, 1998, each between the Registrant and Bear, Stearns & Co. Inc.

                  4.2 Amendment No. 1 dated as of June 30, 1998 to Pooling Agreement dated as of March 1, 1998, each between the Registrant and The Bank of New York, as Trustee.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    STRUCTURED ASSET MORTGAGE INVESMENTS INC.
                                  (Registrant)


Date:  June 30, 1998                By:  /s/ Joseph T. Jurkowski, Jr.
                                             _________________________
                                            Name:  Joseph T. Jurkowski, Jr.
                                            Title:   Vice President

                                  EXHIBIT INDEX


                                                           Sequentially
Exhibit Number  Description                                Numbered Page
--------------  -----------                                -------------
1.2             Supplement dated as of June 30, 1998
                to Terms Agreement dated as of March
                26, 1998, each between the Registrant
                and Bear, Stearns & Co. Inc.

4.2             Amendment No. 1 dated as of June 30,
                1998 to Pooling Agreement dated as of
                March 1, 1998, each between the
                Registrant and The Bank of New York,
                as Trustee.